UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

PlayAGS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

This Schedule 14A filing consists of communications from PlayAGS, Inc., a Nevada corporation (the “Company”), to the Company’s employees and customers relating to the Agreement and Plan of Merger, dated May 8, 2024, by and among the Company, Bingo Holdings I, LLC, a Delaware limited liability company, and Bingo Merger Sub, Inc., a Delaware corporation.

The following email was sent to the Company’s employees on May 9, 2024:

Team,

I just wanted to provide a quick note regarding the press release that was just issued, which you can find here: https://www.globenewswire.com/news-release/2024/05/09/2878779/0/en/AGS-Enters-Into-Definitive-Agreement-To-Be-Acquired-By-Brightstar-Capital-Partners-for-Approximately-1-1-Billion.html. I’ll speak more on this at the Global Business Update Fireside Chat, which will happen today (May 9) at 7 am PT/10 am ET, 10 am PT/1 pm ET, and 3:30 pm PT/6:30 pm ET. You will get calendar invites for all three meetings, but you only need to accept one invitation.

But, just to answer a few questions:

•

What does this mean? In a nutshell, the press release today states that an agreement has been entered into under which AGS is to be acquired by Brightstar, a middle-market private equity firm, for $12.50 per share, subject to the terms and conditions of the agreement, including the satisfaction of customary closing conditions. Upon the consummation of the transaction, AGS will no longer be a publicly traded company, instead it will be privately held.

•

Is this a good thing? We believe joining forces with Brightstar positions AGS to accelerate our growth in a meaningful way and provides us with resources to make targeted investments in our operations and R&D.

•

What else should I know? At this time, not much more can be disclosed since we must comply with various SEC public filing obligations first; however, over the next few weeks you may see additional 8-K filings as that process progresses. The transaction will not be complete until various regulatory processes are completed and all closing conditions in the agreement are satisfied or waived, and we will be business as usual and a publicly traded company until then. We will try to keep you updated with information as and when we are permitted to.

We believe that AGS’ growth story has been and remains compelling, and we are looking forward to the opportunity this change in our ownership can bring. Brightstar has taken notice of AGS’ award-winning products, unique company culture and positive reputation in the gaming industry. This is something you all should be very proud of and is a testament to your hard work and success in the industry.

If anyone reaches out to you regarding this news, please do not comment and immediately direct them to Julia (media) and Brad (investors).

Although we will post the slides on myAGS, the Global Business Update calls will not be recorded, so please try your best to join. See you soon!

Thanks,

David

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC preliminary and definitive proxy statements relating to the proposed transaction and other relevant documents. Promptly after filing the definitive proxy statement with the SEC, the definitive proxy statement and a proxy card will be mailed to the Company’s stockholders entitled to vote as of the record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING

MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUIRING ENTITY AND THE PROPOSED TRANSACTION. When the documents are available, investors and security holders may obtain free copies of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction on the SEC’s web site at www.sec.gov, on the Company’s website at https://investors.playags.com/financial-information/sec-filings or by contacting the Company’s Investor Relations via email at https://investors.playags.com/investor-resources/contact-investor-relations/.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, in the Company can be found under the captions “The Board of Directors,” “Executive Officers,” and “Section 16(a) Beneficial Ownership Reporting Compliance” contained in the Company’s 2024 annual proxy statement filed with the SEC on April 29, 2024 (the “2024 Proxy Statement”). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for the Company’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking and Cautionary Language

This press release contains, and oral statements made from time to time by our representatives may contain, forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the timing, completion and effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” and “ongoing,” or the negatives of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including, but not limited to, risks and uncertainties related to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of the Company’s stockholders; potential delays in consummating the proposed transaction; the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive agreement; the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; costs related to the proposed transaction; the outcome of any legal proceedings that may be instituted against the Company, Brightstar or any of their respective directors or officers related to the definitive agreement or the proposed transaction; and the impact of these costs and other liabilities on the cash, property, and other assets available for distribution to the Company’s stockholders. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most annual and quarterly reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or

Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on the Company’s web page at https://investors.playags.com/financial-information/sec-filings. The forward-looking statements included in this press release, and in any oral statements made from time to time by our representatives, are made only as of the date hereof or thereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following presentation was presented to the Company’s employees on May 9, 2024:

Global Business Update

Agenda Today’s News – Acquisition of AGS Who is Brightstar? FAQs

Today’s News PlayAGS to be acquired by Brightstar Capital Partners Deal terms: $12.50 per share + net debt of ~0.00mm The price represents an approximate premium of 41% to the 90-day volume weighted average or 40% to the prior day close Closing date (completion of transaction) to follow Brightstar’s regulatory review (expected to close in H2 of 2025) Subject to shareholder approval

Who is Brightstar? Brightstar is a middle-market private equity firm, founded in 2015. More than $4 billion dollars of Assets Under Management. Invests in industrial, manufacturing, and services businesses Portfolio has ~19,000 employees and ~$6 billion in annual revenue. Offices in NY, Florida and St. Louis, with additional employees strategically distributed around the country because they believe “being local matters” for portfolio companies (One partner lives in Southern California and spends significant time in LV). Multiple partners have experience in the gaming industry.

Who is Brightstar? (a little more) Uses an “Us & Us” model – where they partner with management teams, align on major objectives, and focus on creating value Believe common values are as important as valuations; the alignment of interests and collaboration is essential for success Have a track record of growing businesses over the long term; can provide capital to help with expansion and offer strategic resources to improve execution and add value Excited about the chance to work with the talented and experienced AGS team Confident in the ability to grow the business by leveraging their network of relationships

Frequently Asked Questions Q: How was the price per share determined? In connection with the proposed transaction, we will file a proxy statement and other materials with the SEC. These materials will contain further information regarding the background of the transaction. Q: Now that this is signed, what will change? It will be business as usual between now (signing) and about a year from now (closing). Q: What will change after closing when Brightstar has ownership of the company? Brightstar has the same objectives that we currently have as a public company. They want to generate meaningful, sustainable growth.

Frequently Asked Questions (cont.) Q: Will Brightstar change the Management team? Brightstar not only believes in the products and people, but they also look forward to working together with David and the leadership team. Q: We understand that it takes approx. 12 months to close the deal. Is there a chance it may not close? As with every deal, there is uncertainty around closing. This, like other deals, has the same risk. Q: What about our compensation? Salaries, Bonus, equity, etc.? Does it all stay the same? All compensation will be consistent with how we normally operate the business. Equity to be finalized after signing.

Frequently Asked Questions (cont.) Q: If I own AGS stock, can I buy or sell my stock in the period prior to closing? Our normal trading policies and trading windows will continue. Under our Securities Trading Policy, a regular quarterly blackout period is currently in effect for some of you. Those subject to the quarterly blackout period should not trade AGS stock until the blackout period ends two full trading days post our 10-Q filing today. Q: If I own AGS stock, what happens with it during closing? Upon the closing of the transaction, each share of common stock will automatically be converted into the right to receive $12.50 in cash. With respect to the treatment of Company equity awards, please review our SEC filing to be filed today.
Legends Additional Information and Where to Find It In connection with the proposed transaction, the Company intends to file with the SEC preliminary and definitive proxy statements relating to the proposed transaction and other relevant documents. Promptly after filing the definitive proxy statement with the SEC, the definitive proxy statement and a proxy card will be mailed to the Company’s stockholders entitled to vote as of the record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUIRING ENTITY AND THE PROPOSED TRANSACTION. When the documents are available, investors and security holders may obtain free copies of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction on the SEC’s web site at www.sec.gov, on the Company’s website at https://investors.playags.com/financial-information/sec-filings or by contacting the Company’s Investor Relations via email at https://investors.playags.com/investor-resources/contact-investor-relations/. Participants in the Solicitation The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, in the Company can be found under the captions “The Board of Directors,” “Executive Officers,” and “Section 16(a) Beneficial Ownership Reporting Compliance” contained in the Company’s 2024 annual proxy statement filed with the SEC on April 29, 2024 (the “2024 Proxy Statement”). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for the Company’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. These documents can be obtained free of charge from the sources indicated above. Forward-Looking and Cautionary Language This press release contains, and oral statements made from time to time by our representatives may contain, forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the timing, completion and effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” and “ongoing,” or the negatives of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including, but not limited to, risks and uncertainties related to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of the Company’s stockholders; potential delays in consummating the proposed transaction; the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive agreement; the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; costs related to the proposed transaction; the outcome of any legal proceedings that may be instituted against the Company, Brightstar or any of their respective directors or officers related to the definitive agreement or the proposed transaction; and the impact of these costs and other liabilities on the cash, property, and other assets available for distribution to the Company’s stockholders. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most annual and quarterly reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on the Company’s web page at https://investors.playags.com/financial-information/sec-filings. The forward-looking statements included in this press release, and in any oral statements made from time to time by our representatives, are made only as of the date hereof or thereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Legends Additional Information and Where to Find It In connection with the proposed transaction, the Company intends to file with the SEC preliminary and definitive proxy statements relating to the proposed transaction and other relevant documents. Promptly after filing the definitive proxy statement with the SEC, the definitive proxy statement and a proxy card will be mailed to the Company’s stockholders entitled to vote as of the record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUIRING ENTITY AND THE PROPOSED TRANSACTION. When the documents are available, investors and security holders may obtain free copies of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction on the SEC’s web site at www.sec.gov, on the Company’s website at https://investors.playags.com/financial-information/sec-filings or by contacting the Company’s Investor Relations via email at https://investors.playags.com/investor-resources/contact-investor-relations/. Participants in the Solicitation The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, in the Company can be found under the captions “The Board of Directors,” “Executive Officers,” and “Section 16(a) Beneficial Ownership Reporting Compliance” contained in the Company’s 2024 annual proxy statement filed with the SEC on April 29, 2024 (the “2024 Proxy Statement”). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for the Company’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. These documents can be obtained free of charge from the sources indicated above. Forward-Looking and Cautionary Language This press release contains, and oral statements made from time to time by our representatives may contain, forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the timing, completion and effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” and “ongoing,” or the negatives of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including, but not limited to, risks and uncertainties related to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of the Company’s stockholders; potential delays in consummating the proposed transaction; the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive agreement; the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; costs related to the proposed transaction; the outcome of any legal proceedings that may be instituted against the Company, Brightstar or any of their respective directors or officers related to the definitive agreement or the proposed transaction; and the impact of these costs and other liabilities on the cash, property, and other assets available for distribution to the Company’s stockholders. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most annual and quarterly reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on the Company’s web page at https://investors.playags.com/financial-information/sec-filings. The forward-looking statements included in this press release, and in any oral statements made from time to time by our representatives, are made only as of the date hereof or thereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

The following email was sent to the Company’s customers on May 9, 2024:

AGS

6775 S. Edmond St. Suite #300

Las Vegas, NV 89118

Tel 702-722-6700

PlayAGS.com

May 9, 2024

Dear Valued Partner,

I am writing to address the recent news regarding AGS entering into a definitive agreement to be acquired by Brightstar Capital Partners [AGS Enters Into Definitive Agreement To Be Acquired By Brightstar Capital Partners for Approximately $1.1 Billion] [link: https://www.globenewswire.com/news-release/2024/05/09/2878779/0/en/AGS-Enters-Into-Definitive-Agreement-To-Be-Acquired-By-Brightstar-Capital-Partners-for-Approximately-1-1-Billion.html], a middle-market private equity firm with experience in the service and manufacturing sectors. When the deal is done, AGS will become privately held and no longer listed on any public market. We are very familiar with private company ownership and are confident we will continue to provide best-in- class service and an ever-expanding and robust product portfolio to you, our customer.

I want to assure you that we believe this acquisition by a private equity firm is a positive step for our company and will not lead to any disruption in the level of service and quality of product you expect from us. Our commitment to you, our loyal customer, remains unwavering. We will continue to prioritize YOUR satisfaction and strive to exceed YOUR expectations in every way.

We are confident Brightstar’s investment and experience in service-based businesses will position us to accelerate the expansion of our product pipeline and improve our customer partnerships by being better aligned in every aspect of our business relationship. What’s important to us is that we maintain our cultural DNA. Fortunately, Brightstar shares many beliefs that are reflected in our core values, such as Spirit of Service, Aspire to Win, and Us, We, Our. I have to say, it’s a good start and we look forward to sharing our passion for Love the Game and Let Your Inner Geek Shine.

Once this deal closes, I trust you will see that we are still AGS, and we believe that’s a damn good thing. I want to thank you for your continued support, loyalty and trust in our company, our products and our people. If you have any questions or concerns, please do not hesitate to reach out to your Account Executive or call/text me directly.

Sincerely,

David Lopez

CEO & President

[REDACTED] (that’s my mobile)

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC preliminary and definitive proxy statements relating to the proposed transaction and other relevant documents. Promptly after filing the definitive proxy statement with the SEC, the definitive proxy statement and a proxy card will be mailed to the Company’s stockholders entitled to vote as of the record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUIRING ENTITY AND THE PROPOSED TRANSACTION. When the documents are available, investors and security holders may obtain free copies of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction on the SEC’s web site at www.sec.gov, on the Company’s website at https://investors.playags.com/financial-information/sec-filings or by contacting the Company’s Investor Relations via email at https://investors.playags.com/investor-resources/contact-investor-relations/.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, in the Company can be found under the captions “The Board of Directors,” “Executive Officers,” and “Section 16(a) Beneficial Ownership Reporting Compliance” contained in the Company’s 2024 annual proxy statement filed with the SEC on April 29, 2024 (the “2024 Proxy Statement”). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for the Company’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking and Cautionary Language

This press release contains, and oral statements made from time to time by our representatives may contain, forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the timing, completion and effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” and “ongoing,” or the negatives of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including, but not limited to, risks and uncertainties related to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of the Company’s stockholders; potential delays in consummating the proposed transaction; the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive agreement; the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; costs related to the proposed transaction; the outcome of any legal proceedings that may be instituted against the Company, Brightstar or any of their respective directors or officers related to the definitive agreement or the proposed transaction; and the impact of these costs and other liabilities on the cash, property, and other assets available for distribution to the Company’s stockholders. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most annual and quarterly reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on the Company’s web page at https://investors.playags.com/financial-information/sec-filings. The forward-looking statements included in this press release, and in any oral statements made from time to time by our representatives, are made only as of the date hereof or thereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.